Prospectus Supplement

September 27, 2024

Morgan Stanley Institutional Liquidity Funds

Supplement dated September 27, 2024 to the Morgan Stanley Institutional Liquidity Funds Prospectuses dated February 28, 2024, as supplemented

Prime Portfolio (the "Fund")

On July 12, 2023, the Securities and Exchange Commission approved amendments to the rules that govern the operation of money market funds. Among other things, the amendments require an institutional prime money market fund, such as the Fund, to impose a mandatory liquidity fee when the fund experiences total daily net redemptions that exceed 5% of its net assets (a "Mandatory Liquidity Fee"), unless the amount of the Mandatory Liquidity Fee is de minimis. Impacted funds, such as the Fund, must comply with such Mandatory Liquidity Fee requirements by October 2, 2024 (the "Effective Date").

At a meeting held on September 25-26, 2024, the Board of Trustees of Morgan Stanley Institutional Liquidity Funds delegated to Morgan Stanley Investment Management Inc., the Fund's investment adviser (the "Adviser"), the responsibility to make determinations related to Mandatory Liquidity Fees with respect to the Fund.

Accordingly, on the Effective Date, the following is added to the end of the sections of the Prospectuses entitled "Fund Summary—Principal Investment Strategies" and "Details of the Funds—Prime Portfolio—Approach:"

In addition, under Rule 2a-7, as an institutional prime money market fund, the Fund is required to impose a mandatory liquidity fee if the Fund experiences total daily net redemptions exceeding 5% of the Fund's net assets (or such smaller amount of net redemptions as the Board of Trustees determines) based on flow information available within a reasonable period after the computation of the Fund's net asset value on that day. The amount of a mandatory liquidity fee to be imposed will be based on a good faith estimate, supported by data, of the costs the Fund would incur if the Fund sold a pro rata amount of each security in its portfolio to satisfy the amount of the net redemptions. If the Fund's liquidity costs cannot be estimated in good faith and supported by data, a 1% default mandatory liquidity fee will be imposed. If the amount of the mandatory liquidity fee would be de minimis (i.e., less than 0.01% of the value of the shares redeemed), the Fund is not required to impose a mandatory liquidity fee.

In addition, on the Effective Date, the second paragraph under the section of the Prospectuses entitled "Fund Summary—Principal Risks" is hereby deleted and replaced with the following:

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares. The Fund generally must impose a fee when net sales of Fund shares exceed certain levels. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

In addition, on the Effective Date, the following is hereby added after the section of the Prospectuses entitled "Shareholder Information—Discretionary Liquidity Fees":

Mandatory Liquidity Fees

In addition to the discretionary liquidity fees described above, under Rule 2a-7, as an institutional prime money market fund, the Prime Portfolio is required to impose a mandatory liquidity fee if the Fund experiences total daily net redemptions exceeding 5% of the Fund's net assets (or such smaller amount of net redemptions as the Board of Trustees determines) based on flow information available within a reasonable period after the computation of the Fund's net asset value on that day. The amount of a mandatory liquidity fee to be imposed will be based on a good faith estimate, supported by data, of the costs the Fund would incur if the Fund sold a pro rata amount of each security in its portfolio to satisfy the amount of the net redemptions, including (i) spread costs, such that the Fund is valuing each security at its bid price, and any other charges, fees, and taxes associated with portfolio security sales, and (ii) market impacts for each security. Mandatory liquidity fees are not subject to a maximum limit. If the Fund's liquidity costs cannot be estimated in good faith and supported by data, a 1% default mandatory liquidity fee will be imposed. If the amount of the mandatory liquidity fee would be de minimis (i.e., less than 0.01% of the value of the shares redeemed), the Fund is not required to impose a mandatory liquidity fee. The Fund will retain any mandatory liquidity fees for the benefit of remaining shareholders.

If a mandatory liquidity fee is applied for a particular day, it will be applied to all shares of the Fund redeemed that are entitled to a price calculated on that day and will be in effect only for the day upon which it is imposed. Mandatory liquidity fees reduce the amount that investors receive upon redemption of their shares.

The Board of Trustees has delegated to the Adviser the responsibility for making mandatory liquidity fee determinations. One or more service providers may assist the Adviser in calculating the amount of mandatory liquidity fees and the Adviser will be responsible for ongoing due diligence and oversight of such service providers.

Trade corrections requested after a mandatory liquidity fee is imposed will be processed without charging a mandatory liquidity fee so long as the "as of" date of the redemption to be processed is not a day the mandatory liquidity fee was charged and a valid reason for the trade error is provided.

Financial Intermediaries will be required to promptly take such actions reasonably requested by the Fund, the Transfer Agent or the Adviser to implement, modify or remove, or to assist the Fund in implementing, modifying or removing, a mandatory liquidity fee.

In addition, effective immediately, the sixth paragraph in the section of the Prospectuses entitled "Shareholder Information—Discretionary Liquidity Fees" is hereby deleted in its entirety.

Please retain this supplement for future reference.

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